Related Party Transactions	12 Months Ended
Dec. 31, 2012
Related Party Transactions [Abstract]
Related Party Transactions

Note 13. Related Party Transactions

Amounts due to (due from) Memorial Resource and certain of its subsidiaries at December 31, 2012 and December 31, 2011 are presented as “Accounts receivable – affiliates” and “Accounts payable – affiliates” in the accompanying balance sheets.

For the year ended December 31, 2012, approximately $2.6 million of related party transactions attributable to the Partnership are reflected as costs and expenses in the accompanying statements of operations. The vast majority of these costs and expenses were payments under our omnibus agreement (as discussed below) and management fees paid to affiliates for operating our assets.

The majority partner of our predecessor, NGP VIII, is an affiliate of certain directors of the entities comprising our predecessor. For the periods ended December 31, 2011 and 2010, our predecessor expensed advisory and directors’ fees of approximately $0.2 million and $0.2 million, respectively, to NGP VIII.

The WHT Assets and WHT Properties are operated by WildHorse. Under the terms of a management agreement dated April 8, 2011, WildHorse assumed certain responsibilities for the management of WHT, including the day-to-day operations of the company providing executive, administrative, land, financial, and accounting services and operating WHT’s properties. Under the terms of the agreement, WHT paid WildHorse an approximate $0.1 million monthly management fee, of which 40% was allocable to the WHT Assets and 60% was allocable to the WHT Properties. Additionally, WHT pays Tanos less than $0.1 million per month, of which 40% was allocable to the WHT Assets and 60% was allocable to the WHT Properties, for certain services that it provides WHT, primarily managing its exploration program. These amounts are payable monthly in advance on the first of each month.

In addition to the management fees, both WildHorse and Tanos are entitled to recover from WHT certain expenditures made on its behalf that are not covered by the management fees described above. These amounts include certain payments for third-party professional services and other non-routine direct general and administrative expenses, costs incurred in the operation and development of the properties, and amounts paid to the other operators for WHT’s non-operated interests.

As the operator of the properties, WildHorse also markets WHT’s oil, gas and NGL production, collects the proceeds, pays the related production taxes and disburses amounts owed to royalty and other working interest owners. WildHorse also receives sales proceeds from the operators for the sale of non-operated production.

An affiliate of REO collected a management fee for providing administrative services to REO. These administrative services included accounting, business development, finance, legal, information technology, insurance, government regulations, communications, regulatory, environmental and human resources services. REO incurred and paid management fees of $1.6 million, $1.7 million and $0.9 million for the years ended December 31, 2012, 2011, and 2010, respectively. These management fees are presented as a component of general and administrative costs and expenses in the accompanying statements of operations.

Agreements

We have entered into agreements with Memorial Resource and our general partner pursuant to which, among other things, we will make payments to Memorial Resource. These agreements include the following:

•	an omnibus agreement pursuant to which, among other things, Memorial Resource provides management, administrative and operating services for us and our general partner; and

•	a tax sharing agreement pursuant to which we pay Memorial Resource (or its applicable affiliate(s)) our share of state and local income and other taxes for which our results are included in a combined or consolidated tax return filed by Memorial Resource or its applicable affiliate(s). It is possible that Memorial Resource or its applicable affiliate(s) may use its tax attributes to cause its combined or consolidated group, of which we may be a member for this purpose, to owe less or no tax. In such a situation, we would pay Memorial Resource or its applicable affiliate(s) the tax we would have owed had the tax attributes not been available or used for our benefit, even though Memorial Resource or its applicable affiliate(s) had no cash tax expense for that period. Currently, the Texas margin tax (which has a maximum effective tax rate of 0.7% of gross income apportioned to Texas) is the only tax that is included in a combined or consolidated tax return with Memorial Resource or its applicable affiliate(s).

In connection with our omnibus agreement, we recognized $1.8 million of expense during the year ended December 31, 2012.

Memorial Resource entered into separate agreements with affiliates on our behalf relating to the management, operation and administration of the properties acquired by us on December 14, 2011. Effective May 1, 2012, we record less than $0.1 million monthly for the management fees that Memorial Resource pays to its affiliates and recorded approximately $0.1 million prior to this date.

Acquisition of the Net Assets of Our Predecessor in Connection with IPO

In connection with the closing of our IPO on December 14, 2011, the Partnership acquired the following net assets of our predecessor:

Oil and natural gas properties, net	$399,967
Short-term derivative instruments, net	15,779
Long-term derivative instruments, net	10,772
Asset retirement obligations	(13,560)
Credit facilities – predecessor (2)	(198,267)
Accrued liabilities	(1,650)

Net assets (1)	$213,041

(1)	Due to the timing of our IPO and the fact that we did not acquire working capital from our predecessor, our consolidated balance sheet as of December 31, 2011 did not include any trade receivables or payables.
(2)	Although the Partnership did not legally assume the debt of its predecessor, for accounting and financial reporting purposes the $198.3 million that was repaid concurrent with the closing of our IPO on behalf of our predecessor has been netted against the net book value of the net assets that were acquired by us and reflected on our consolidated and combined cash flow statement as “Payments on revolving credit facility.”

Acquisition of Oil & Gas Producing Properties from Memorial Resource Subsequent to our IPO

On April 2, 2012, we acquired certain oil and natural gas producing properties in East Texas from an operating subsidiary of Memorial Resource with an effective date of April 1, 2012, for a final purchase price of $18.5 million after customary post-closing adjustments. This transaction was financed with borrowings under our revolving credit facility. The transaction also included the novation to the Partnership of certain commodity positions with effective dates 2012 through 2013. The transaction was approved by the Board and by its conflicts committee, which is comprised entirely of independent directors. These properties are located primarily in the Willow Springs field in Gregg County, as well as in Upshur, Rusk, Panola, Smith and Leon counties in East Texas. This acquisition was accounted for as a combination of entities under common control at historical cost in a manner similar to the pooling of interest method. See Note 1 for additional information regarding basis of presentation. The Partnership recorded the following net assets (in thousands):

Oil and natural gas properties, net	$15,164
Short-term derivative instruments, net	715
Long-term derivative instruments, net	674
Asset retirement obligations	(466)
Accrued liabilities	(17)

Net assets	$16,070

On May 14, 2012, we acquired certain oil and natural gas producing properties in East Texas from an operating subsidiary of Memorial Resource with an effective date of April 1, 2012, for a final purchase price of $27.0 million after customary post-closing adjustments. This transaction was financed with borrowings under our revolving credit facility. The transaction also included the novation to the Partnership of certain commodity derivative positions with effective dates 2012 through 2014. The transaction was approved by the Board and by its conflicts committee. These properties are located primarily in the Joaquin and Carthage fields in Panola and Shelby counties in East Texas. This acquisition was accounted for as a combination of entities under common control at historical cost in a manner similar to the pooling of interest method. See Note 1 for additional information regarding basis of presentation. The Partnership recorded the following net assets (in thousands):

Oil and natural gas properties, net	$31,716
Accounts receivable	612
Short-term derivative instruments, net	1,017
Long-term derivative instruments, net	1,337
Asset retirement obligations	(43)
Accrued liabilities	(70)

Net assets	$34,569

On March 28, 2013, we acquired all of the outstanding equity interests in WHT from operating subsidiaries of Memorial Resource for a purchase price of $200.0 million, which included $4.0 million of working capital and other customary adjustments. This acquisition was funded with borrowings under our revolving credit facility and the net proceeds from our March 25, 2013 public offering of common units (including our general partner’s proportionate capital contribution). The effective date for this transaction was January 1, 2013. Terms of the transaction were approved by our general partner’s Board and by its conflicts committee. The WHT Properties consist of additional working interests in properties that we originally acquired in December 2011 in conjunction with our initial public offering. This acquisition was accounted for as a combination of entities under common control at historical cost in a manner similar to the pooling of interest method. See Note 1 for additional information regarding basis of presentation. The Partnership recorded the following net assets (in thousands):

Cash and cash equivalents	$1,354
Accounts receivable	3,866
Short-term derivative instruments, net	1,206
Prepaid expenses and other current assets	98
Oil and natural gas properties, net	192,280
Long-term derivative instruments, net	3,528
Accrued liabilities	(3,494)
Asset retirement obligations	(2,753)
Credit facilities	(89,300)
Other long-term liabilities	(111)

Net assets	$106,674

Beta Acquisition

On December 12, 2012, we acquired REO, which owns certain operating interests in producing and non-producing oil and gas properties offshore Southern California, from Rise for a purchase price of $270.6 million, which included $3.0 million of working capital and other customary adjustments. The Beta acquisition was funded with borrowings under our existing credit facility and the net proceeds generated from our December 12, 2012 public offering of common units (including our general partner’s proportionate capital contribution). The effective date for this transaction was September 1, 2012. Terms of the transaction were approved by the Board and by its conflicts committee. The acquired properties, which we refer to as the Beta properties, primarily consist of a 51.75% working interest in three Pacific Outer Continental Shelf blocks covering the Beta Field, and are located in federal waters approximately eleven miles offshore the Port of Long Beach, California. Associated facilities include three conventional wellhead and production processing platforms, a 17.5-mile pipeline and an onshore tankage and metering facility. Two of the platforms are bridge connected and stand in approximately 260 feet of water, while the third platform stands in approximately 700 feet of water. This acquisition was accounted for as a combination of entities under common control at historical cost in a manner similar to the pooling of interest method. See Note 1 for additional information regarding basis of presentation. The Partnership recorded the following net assets (in thousands):

Cash and cash equivalents	$6,021
Accounts receivable	16,284
Short-term derivative instruments, net	2,926
Prepaid expenses and other current assets	4,521
Oil and natural gas properties, net	108,342
Restricted investments	68,009
Accounts payable	(9,092)
Accrued liabilities	(9,140)
Asset retirement obligations	(58,746)
Credit facilities	(28,500)
Deferred tax liability	(1,674)
Noncontrolling interest	(5,255)

Net assets	$93,696

On December 12, 2012, in connection with the Beta acquisition, the Partnership contributed to Memorial Resource the entity that employs those who operate and support the Beta properties in exchange for approximately $3.0 million. The net book value of the assets contributed to Memorial Resource was as follows (in thousands):

Cash and cash equivalents	$3,751
Accounts receivable	11,125
Prepaid expenses and other current assets	3,470
Property, plant and equipment, net	416
Accounts payable	(7,898)
Accrued liabilities	(7,864)

Net assets	$3,000

Memorial Resource Revolving Credit Facility

On July 13, 2012, Memorial Resource entered into a new senior secured revolving credit facility which is guaranteed by our general partner. The credit facility was amended in November 2012. The amended revolving credit facility is a four-year, $120.0 million credit facility with a borrowing base of $120.0 million subject to redetermination. Memorial Resource has pledged 7,061,294 of our common units and 5,360,912 of our subordinated units as security under the credit facility in addition to certain other assets of Memorial Resource.